                                                                     EXHIBIT 4.1


COMMON STOCK                                                        COMMON STOCK


                           O2WIRELESS SOLUTIONS, INC.


                                                                CUSIP 689803 104
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA


This certifies that












is the owner of


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF O2WIRELESS SOLUTIONS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

                           O2wireless Solutions, Inc.
                                      SEAL
                                      1998
                                    GEORGIA

            Secretary                                      President

                                          Countersigned and Registered:
                                                    First Union National Bank
                                                                  Transfer Agent
                                                                   and Registrar
                                          By


                                                              Authorized Officer

                           O2WIRELESS SOLUTIONS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                           UNIF GIFT MIN ACT -               Custodian
                                                                            --------------          ---------------
TEN ENT - as tenants by the entireties                                         (Cust)                   (Minor)
                                                                                 under Uniform Gifts to Minors
JT TEN  - as joint tenants with right                                            Act
          of survivorship and not as
          tenants in common                                                     -----------------------------------
                                                                                              (State)

                 Additional abbreviations may also be used though not in the above list.

For value received,                                               hereby sell, assign and transfer unto
                   ----------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE.
---------------------------------------

---------------------------------------



-----------------------------------------------------------------------------------------------------------
           Please print or typewrite name and address including postal zip code of assignee

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                                                                              of the Shares
---------------------------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                  Attorney
-------------------------------------------------------------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated:
      ------------------------------

                                          ------------------------------------------------------------------------
                                          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.
